FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: September 23, 1998


                     UNITED INVESTORS INCOME PROPERTIES II
             (Exact name of registrant as specified in its charter)


              Missouri                0-19243                43-1542903
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


     One Insignia Financial Plaza
         Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of principal executive office)                       (Zip Code)



       Registrant's telephone number, including area code (864) 239-1000




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of September 23, 1998, Deloitte & Touche LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of United Investors Growth Properties (the "Registrant" or the "Partnership") was dismissed. As of the same date, the firm of KPMG Peat Marwick LLP was engaged to provide that service for the Registrant.

The audit reports of Deloitte and Touche LLP on the financial statements of the Partnership as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the general partner of the Partnership on September 23, 1998.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired. - Not Applicable

(b)  Pro forma financial information. - Not Applicable

(c) The Registrant has requested a letter from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report. The Registrant will file an amended 8-K to include this exhibit once the letter is received.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UNITED INVESTORS INCOME PROPERTIES II


                            By:        United Investors Real Estate, Inc.
                                       Its General Partner


                            By:        /s/ Carroll D. Vinson
                                       Carroll D. Vinson
                                       President and Director


                            By:        /s/ Robert D. Long, Jr.
                                       Robert D. Long, Jr.
                                       Vice President
                                       and Chief Accounting Officer


                            Date:      September 30, 1998